EXHIBIT 23.1
                                  ------------




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


We hereby consent to the use of our report for the fiscal year ended December 31, 2000 and 1999, dated January 19, 2001, in this registration statement on Form SB-2 Amendment 3 for Worldwide Wireless Networks, Inc.


     /s/
Chisholm  &  Associates
Salt  Lake  City,  Utah
April  20,  2001


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